------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   _________

                                   FORM 8-K


                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported) January 27, 1994





                          Commission File No. 1-2217


                             The Coca-Cola Company

            (Exact name of Registrant as specified in its Charter)





                Delaware                               58-0628465
    (State or other jurisdiction of                  (IRS Employer
     incorporation or organization)               Identification No.)




       One Coca-Cola Plaza, N.W.                         30313
            Atlanta, Georgia                           (Zip Code)
(Address of principal executive offices)




       Registrant's telephone number, including area code (404) 676-2121


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


Item 5.  Other Events

  The Coca-Cola Company and subsidiaries (the "Company") has retroactively adopted Statement of Financial Accounting Standards No. 112, "Employers' Accounting for Postemployment Benefits" (SFAS 112) as of January 1, 1993. Results for the first quarter of 1993 have been restated to include the recognition of a one-time, noncash, after-tax charge of $12 million related to consolidated operations. This amount is net of income tax benefits of $8 million. The transition effect charge consists primarily of health benefits for surviving spouses and disabled employees. The incremental impact of SFAS 112 on 1993 consolidated operations is immaterial and will be included in the results of operations for the fourth quarter of 1993. The adoption impact of SFAS 112 on the Company's bottling investees accounted for by the equity method is immaterial and, therefore, has not been included in the transition effect charge. Net income per share for the first quarter of 1993 has been reduced by $0.01 for the adoption of SFAS 112.





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


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

  (c)      Exhibits:

     99.1 Restated condensed consolidated financial statements (unaudited) of The Coca-Cola Company and subsidiaries for the three months ended March 31, 1993.*

     99.2 Restated condensed consolidated financial statements (unaudited) of The Coca-Cola Company and subsidiaries for the three and six months ended June 30, 1993.*

     99.3 Restated condensed consolidated financial statements (unaudited) of The Coca-Cola Company and subsidiaries for the three and nine months ended September 30, 1993.*


     * The notes to the unaudited condensed consolidated financial statements originally provided in the Company's 1993 quarterly reports on Form 10-Q that were not affected by the Company's adoption of the new accounting standard discussed in Item 5, "Other Events" have not been included herein.




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
                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       THE COCA-COLA COMPANY
                                            (REGISTRANT)


Date:  January 27, 1994             By: /s/  James E. Chestnut
                                        -------------------------------------
                                             James E. Chestnut
                                             Vice President and Controller
                                             (On behalf of the Registrant and
                                             as Chief Accounting Officer)






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
                                 Exhibit Index




Exhibit Number and Description                                    Page

99.1 Restated condensed consolidated financial statements
     (unaudited) of The Coca-Cola Company and subsidiaries
     for the three months ended March 31, 1993.*                     6

99.2 Restated condensed consolidated financial statements
     (unaudited) of The Coca-Cola Company and subsidiaries
     for the three and six months ended June 30, 1993.*             10

99.3 Restated condensed consolidated financial statements
     (unaudited) of The Coca-Cola Company and subsidiaries
     for the three and nine months ended September 30, 1993.*       14




* The notes to the unaudited condensed consolidated financial statements originally provided in the Company's
     1993 quarterly reports on Form 10-Q that were not affected by the Company's adoption of the new accounting standard discussed in Item 5, "Other Events" have not been included herein.




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